Exhibit 10.13
JOINDER AGREEMENT

July 1, 2016

Reference is made to the Third Amended and Restated Revolving Credit Agreement dated as of August 15, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among PBF Holding Company LLC, a Delaware limited liability company (“Holdings”), Delaware City Refining Company LLC, a Delaware limited liability company (“Delaware City”), Paulsboro Refining Company LLC (f/k/a Valero Refining Company - New Jersey, a Delaware corporation), a Delaware limited liability company (“Paulsboro”), Toledo Refining Company LLC, a Delaware limited liability company (“Toledo”), Chalmette Refining, L.L.C., a Delaware limited liability company (“Chalmette” and together with Holdings, Delaware City, Paulsboro and Toledo, “Borrowers” and each individually, a “Borrower”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, UBS SECURITIES LLC, as a Co-Documentation Agent (the “UBS Co-Documentation Agent”) and a Co-Syndication Agent (the “UBS Co-Syndication Agent”), UBS SECURITIES LLC, BANK OF AMERICA, N.A., WELLS FARGO BANK, N.A., CITIBANK, N.A., NATIXIS, DEUTSCHE BANK SECURITIES INC., CREDIT AGRICOLE CORPORATE & INVESTMENT BANK and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Joint Lead Arrangers (in such capacities, the “Joint Lead Arrangers”) and Joint Lead Bookmanagers, UBS AG, STAMFORD BRANCH, as, Administrative Agent (in such capacity, the “Agent”), a Co-Collateral Agent and as Swingline Lender (in such capacity, the “Swingline Lender”), BANK OF AMERICA, N.A., as a Co-Collateral Agent and as a Co-Syndication Agent (the “BAML Co-Syndication Agent”), CITIBANK, N.A., as a Co-Syndication Agent (the “Citibank Co-Syndication Agent”, and together with the UBS Co-Syndication Agent and the BAML Co-Syndication Agent, the “Co-Syndication Agents”), WELLS FARGO BANK, N.A., as a Co-Collateral Agent and a Co-Documentation Agent (the “WF Co-Documentation Agent”), DEUTSCHE BANK SECURITIES INC., as a Co-Documentation Agent (the “DB Co-Documentation Agent”), CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Co-Documentation Agent (the “CA Co-Documentation Agent”), and together with the UBS Co-Documentation Agent, the WF Co-Documentation Agent and the DB Co-Documentation Agent, the “Co-Documentation Agents”).

WITNESSETH:

WHEREAS, the Subsidiary Guarantors, Borrowers and Holdings have entered into the Credit Agreement and the Security Agreements in order to induce the Lenders to make the Loans and the Issuing Bank to issue Letters of Credit to or for the benefit of Borrowers;

WHEREAS, pursuant to Section 5.10(b) of the Credit Agreement, each Subsidiary, other than an Excluded Subsidiary or Immaterial Subsidiary, that was not in existence on the date of the Credit Agreement is required become a Subsidiary Guarantor under the Credit Agreement by executing a Joinder Agreement. The undersigned Subsidiaries (the “New Subsidiaries”) are executing this joinder agreement (“Joinder Agreement”) to the Credit Agreement in order to induce the Lenders to make additional Revolving Loans and the Issuing Bank to issue Letters of Credit and as consideration for the Loans previously made and Letters of Credit previously issued.

NOW, THEREFORE, the Administrative Agent, Collateral Agent and the New Subsidiaries hereby agree as follows:

1. Guarantee. In accordance with Section 5.10(b) of the Credit Agreement, each New Subsidiary by its signature below becomes a Subsidiary Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor.

2. Representations and Warranties. Each New Subsidiary hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof. Each reference to a Subsidiary Guarantor in the Credit Agreement shall be deemed to include each New Subsidiary. Each New Subsidiary hereby attaches supplements to each of the schedules to the Credit Agreement applicable to it.

3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

5. No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

6. Notices. All notices, requests and demands to or upon the New Subsidiaries, any Agent or any Lender shall be governed by the terms of Section 10.01 of the Credit Agreement.

7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW SUBSIDIARIES

PBF Western Region LLC

By: _/s/ John E. Luke___________
Name: John E. Luke
Title: Treasurer

Torrance Logistics Company LLC

By: _/s/ John E. Luke___________
Name: John E. Luke
Title: Treasurer

Address for Notices:

PBF Holding Company LLC
1 Sylvan Way, 2nd Floor
Parsippany, NJ 07054-3887
Attention: Trecia Canty
Telecopier No.: 973-455-8941
Email: Trecia.Canty@pbfenergy.com

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention: Andres C. Mena, Esq.
Telecopier No.: (212) 446-4900
Email: andres.mena@kirland.com

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:_/s/ Darlene Arias__________
Name: Darlene Arias
Title: Director

By:_/s/ Kenneth Chin__________
Name: Kenneth Chin
Title: Director